UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2017

Fiesta Restaurant Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35373	90-0712224
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14800 Landmark Boulevard, Suite 500, Dallas, Texas	75254
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 702-9300

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03.	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On June 7, 2017, the Company amended Section (A) of Article NINTH of its Restated Certificate of Incorporation (the “Restated Certificate of Incorporation”) to provide for a majority voting standard in uncontested elections of directors. The text of the changes to Section (A) of Article NINTH of the Restated Certificate of Incorporation is attached hereto as Exhibit 3.1 and incorporated by reference herein.

On June 7, 2017 the Company amended Article II, Section 1 of its Amended and Restated Bylaws (the “Amended and Restated Bylaws”) to provide for a majority voting standard in uncontested elections of directors. The text of the changes to Article II, Section 1 of the Amended and Restated Bylaws is attached hereto as Exhibit 3.2 and incorporated by reference herein.

ITEM 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On June 7 2017, the Company held its Annual Meeting of Stockholders (the “Meeting”).

At the Meeting, stockholders voted (i) to re-elect Barry J. Alperin, Stephen P. Elker and Brian P. Friedman to the Company’s Board of Directors. Mr. Alperin, Mr. Elker and Mr. Friedman will serve as Class II Directors for a three year term that expires at the Company’s Annual Meeting of Stockholders to be held in 2020 or until their respective successors shall have been elected and qualified; (ii) to adopt, on an advisory basis, a resolution approving the compensation of the Company’s Named Executive Officers, as described in the Proxy Statement under “Executive Compensation”, (iii) to approve the Fiesta Restaurant Group, Inc. 2012 Stock Incentive Plan, as amended, for purposes of complying with Section 162(m) of the Internal Revenue Code of 1986, as amended, (iv) to approve an amendment to the Company’s Restated Certificate of Incorporation to implement a majority voting standard in uncontested elections of directors and (v) to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2017 fiscal year. The final results of voting on the matters submitted to the stockholders are as follows:

Proposal 1. Election of Class II Directors Barry J. Alperin, Stephen P. Elker and Brian P. Friedman:

Name	For	Withheld	Broker Non-Vote
Barry J. Alperin	19,267,482	111,745	0
Stephen P. Elker	23,128,446	594,756	0
Brian P. Friedman	19,262,572	116,655	0

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Proposal 2. Adoption, on an advisory basis, of a resolution approving the compensation of the Named Executive Officers as described in the Proxy Statement under “Executive Compensation”:

For	Against	Abstain	Broker Non-Vote
21,621,143	1,357,469	744,590	0

Proposal 3. Approval of the Fiesta Restaurant Group, Inc. 2012 Stock Incentive Plan, as amended, for purposes of complying with Section 162(m) of the Internal Revenue Code of 1986, as amended:

For	Against	Abstain	Broker Non-Vote
14,742,478	8,648,695	332,029	0

Proposal 4. Approval of an amendment to the Company’s Restated Certificate of Incorporation to implement a majority voting standard in uncontested elections of directors:

For	Against	Abstain	Broker Non-Vote
23,181,985	492,774	48,443	0

Proposal 5. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2017 fiscal year:

For	Against	Abstain
22,929,317	476,915	316,970

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

3.1	Amendment to Section (A) of Article NINTH of Restated Certificate of Incorporation.

3.2	Amendment to Article II, Section 1 of the Amended and Restated Bylaws.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIESTA RESTAURANT GROUP, INC.

Date: June 13, 2017	By:	/s/ Lynn S. Schweinfurth
	Name:	Lynn S. Schweinfurth
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

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